Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Saleen Automotive, Inc. (the “Company”) on Form 10-Q as of and for the three and nine month period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve Saleen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steve Saleen
Steve Saleen
Chief Executive Officer (principal executive, financial and accounting officer)

March 24, 2016